UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Rank One Computing Corporation

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-43137	47-3970528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Broadway, Suite 1200
Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 317-6118

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ROC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 31, 2026, Rank One Computing Corporation, a Colorado corporation (“ROC” or the “Company”), completed its previously announced acquisition of Zuccaro Technical Consulting LLC, a Maryland limited liability company (“ZTC”), pursuant to the Purchase Agreement, dated as of June 23, 2026 (the “Purchase Agreement”), by and among ROC, ZTC Holdco, Inc., a Maryland corporation (the “Seller”), Anthony J. Zuccaro and Emily J. Sverchek (together, the “Owners” and, collectively with the Seller, the “Seller Parties”), and ZTC, pursuant to which ROC acquired all of the issued and outstanding membership interests of ZTC (the “Transaction”), as previously reported in ROC’s Current Report on Form 8-K filed on September 2, 2026 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of ZTC required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01 (b) of Form 8-K, which were omitted from the Original 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 been prepared in accordance with Article 11 of Regulation S-X and is presented for illustrative purposes only. It does not purport to represent the actual results of operations or financial position that ROC and ZTC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment No. 1 does not otherwise amend, modify or update the disclosures contained in the Original 8-K.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Zuccaro Technical Consulting LLC as of December 31, 2025 and 2024 and for the years then ended, together with the related independent auditor’s report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed financial statements of Zuccaro Technical Consulting LLC as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of ROC as of June 30, 2026, giving effect to the Transaction as if it had occurred on June 30, 2026, and the unaudited pro forma condensed combined statements of operations of ROC for the year ended December 31, 2025 and the six months ended June 30, 2026, in each case giving effect to the Transaction as if it had occurred on January 1, 2025, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Rosenberg Rich Baker Berman, P.A., independent auditor of Zuccaro Technical Consulting LLC
99.1	Audited financial statements of Zuccaro Technical Consulting LLC as of and for the years ended December 31, 2025 and 2024, and the related notes thereto, together with the report of the independent auditor thereon.
99.2	Unaudited condensed financial statements of Zuccaro Technical Consulting LLC as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026, and the related notes thereto.
99.3	Unaudited pro forma condensed combined financial information of Rank One Computing Corporation as of June 30, 2026 and for the year ended December 31, 2025 and the six months ended June 30, 2026, and the related notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rank One Computing Corporation

Date: November 12, 2026	By:	/s/ B. Scott Swann
B. Scott Swann, Chief Executive Officer

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